Supplement dated December 6, 2021
to the Prospectus and Summary Prospectus of the following fund (the Fund):
Fund	Prospectus and Summary Prospectus
Columbia Funds Series Trust I
Multi-Manager Directional Alternative Strategies Fund	9/1/2021
Effective January 1, 2022, the list of portfolio managers with respect to AQR Capital Management, LLC under the subsection “Fund Management” in the Summary Prospectus and in the “Summary of the Fund – Fund Management” section of the Prospectus for the above mentioned Fund is hereby superseded and replaced with the following information:
Subadviser: AQR Capital Management, LLC (AQR)

Portfolio Manager	Title	Role with Fund	Managed Fund Since
Michele Aghassi, Ph.D.	Portfolio Manager and Principal of AQR	Co-Portfolio Manager	2016
Andrea Frazzini, Ph.D.	Portfolio Manager and Principal of AQR	Co-Portfolio Manager	2016
Lars Nielsen	Portfolio Manager and Principal of AQR	Co-Portfolio Manager	2020
John J. Huss	Portfolio Manager and Principal of AQR	Co-Portfolio Manager	January 2022
The rest of the section remains the same.
Effective January 1, 2022, the portfolio manager information with respect to AQR Capital Management, LLC under the subsection “Primary Service Providers – Portfolio Managers” in the “More Information About the Fund" section of the Prospectus for the above mentioned Fund is hereby superseded and replaced with the following:
Subadviser: AQR Capital Management, LLC (AQR)

Portfolio Manager	Title	Role with Fund	Managed Fund Since
Michele Aghassi, Ph.D.	Portfolio Manager and Principal of AQR	Co-Portfolio Manager	2016
Andrea Frazzini, Ph.D.	Portfolio Manager and Principal of AQR	Co-Portfolio Manager	2016
Lars Nielsen	Portfolio Manager and Principal of AQR	Co-Portfolio Manager	2020
John J. Huss	Portfolio Manager and Principal of AQR	Co-Portfolio Manager	January 2022
Dr. Aghassi is a Principal of AQR. Dr. Aghassi joined AQR in 2005 and currently serves as a portfolio manager for the firm’s equity strategies. She earned a B.Sc. in applied mathematics from Brown University and a Ph.D. in operations research from the Massachusetts Institute of Technology.
Dr. Frazzini is a Principal of AQR. Dr. Frazzini joined AQR in 2008 and currently serves as the Head of AQR’s Global Stock Selection team. He earned a B.S. in economics from the University of Rome III, an M.S. in economics from the London School of Economics and a Ph.D. in economics from Yale University.
Mr. Nielsen is a Principal of AQR. Mr. Nielsen joined AQR in 2000 and is a portfolio manager and a member of the firm’s Executive Committee. He earned a B.Sc. and an M.Sc. in economics from the University of Copenhagen.
Mr. Huss is a Principal of AQR. Mr. Huss joined AQR in 2013 and currently services as a portfolio manager for the firm’s equity and multi-asset class strategies. He earned a B.Sc. in mathematics from the Massachusetts Institute of Technology.
The rest of the section remains the same.
On November 23, 2021 the Fund's Board of Trustees approved certain changes to the Fund's subadvisers and principal investment strategies effective on or about February 17, 2022 (the Effective Date). As a result, on the Effective Date, AQR Capital Management, LLC (AQR) no longer serves as a subadviser to the Fund and J.P. Morgan Investment Management Inc. (JPMIM) assumes day-to-day management of a portion of the Fund's portfolio. Accordingly, as of the Effective Date, the changes described in this Supplement are hereby made to the Fund’s Prospectus.
The references to AQR Capital Management, LLC (AQR) under the heading “Principal Investment Strategies” in the “Summary of the Fund” and "More Information About the Fund" sections of the Fund's prospectus and in the Summary Prospectus are hereby superseded and replaced with J.P. Morgan Investment Management Inc. (JPMIM).
The following language will be added after the third paragraph under the heading “Performance Information” in the “Summary of the Fund” section of the Fund's prospectus and in the Summary Prospectus.
The Fund’s performance prior to February 17, 2022, reflects returns achieved by one or more different subadviser(s) that managed the Fund according to different principal investment strategies. If the Fund’s current subadvisers and strategies had been in place for the prior periods, results shown may have been different.
SUP284_04_008_(12/21)

The information under the heading “Fund Management” in the “Summary of the Fund” section of the Fund's prospectus and in the Summary Prospectus is hereby revised to remove the information on AQR as a subadviser and to add the following:
Subadviser: J.P. Morgan Investment Management Inc. (JPMIM)

Portfolio Manager	Title	Role with Fund	Managed Fund Since
Rick I. Singh	Managing Director of JPMIM	Portfolio Manager	February 2022
The information under the heading “Principal Investment Strategies” in the “More Information About the Fund” section of the Fund's prospectus is hereby revised to remove the information on AQR and to add the following:
The JPMIM - Subadviser Sleeve
JPMIM invests its sleeve of the Fund in long and short positions, selecting from a universe of equity securities. JPMIM selects positions with market characteristics and capitalizations similar to those included in the Russell 1000® and/or S&P 500® Index, at the time of purchase. Part of JPMIM’s investment strategy is to attempt to achieve lower volatility than that of the S&P 500® Index. Volatility management starts during the stock selection research process before inclusion in the portfolio. JPMIM employs a number of strategies to manage volatility, including altering portfolio composition, adjusting gross exposure or net exposure, holding significant cash balances, or investing in options.
In managing its sleeve of the Fund, JPMIM will primarily buy or sell short common stocks, including real estate investment trusts (REITs) and depositary receipts.
As the set of investment opportunities is constantly evolving, net exposure (the difference between the aggregate long and short positions) of the sleeve of the Fund managed by JPMIM will vary over time. While in most instances the net exposure will be positive (more long exposure than short exposure), it is possible that the investment opportunities result in a net short exposure.
The principal derivative instruments in which JPMIM invests to gain or reduce exposure to specific investments or the overall equity market are equity index futures contracts and options, both long and short. JPMIM may also invest in exchange traded funds (ETFs) for these purposes. JPMIM employs a process that combines research, valuation and stock selection to identify investments. Long and short positions are vetted through a disciplined research process and valuation framework which leverages the insights of JPMIM’s fundamental analyst platform that actively analyzes approximately 800 stocks. JPMIM buys long positions in companies with strong management teams, strong competitive positions and earnings growth rates in excess of peers. Long purchases may also be companies that JPMIM believes have improving investment factors, such as business drivers (revenues, profitability, capital intensity, and capital allocation), industry structure, regulatory environment and/or legal risk. Short sales generally are characterized by companies with deteriorating incremental changes in such investment factors. JPMIM may also take short positions as part of its volatility management. As a part of its investment process, JPMIM seeks to assess the impact of environmental, social and governance factors (including accounting and tax policies, disclosure and investor communication, shareholder rights and remuneration policies) on the cash flows of many companies in which it may invest to identify issuers that JPMIM believes will be negatively impacted by such factors relative to other issuers. These determinations may not be conclusive and securities of such issuers may be purchased and retained by the Fund. JPMIM may sell a long position or cover a short position due to a change in the company’s fundamentals, a change in the original reason for purchase of an investment, or if JPMIM no longer considers the security to be reasonably valued. Investments may also be sold or covered if JPMIM identifies another investment that it believes offers a better opportunity.
The last paragraph under the subsection "The Investment Manager" in the "More Information About the Fund" section is hereby revised to remove the information on AQR as a subadviser and to add the following:
A discussion regarding the basis for the Board’s approval of the adoption of the investment subadvisory agreement with JPMIM will be available in the Fund’s annual report to shareholders for the fiscal year ending April 30, 2022.
The information under the subsection "Subadvisers" in the "More Information About the Fund" section is hereby revised to remove the information on AQR as a subadviser and to add the following:
JPMIM, which has served as Subadviser to the Fund since February 17, 2022, is located at 383 Madison Avenue, New York, NY 10179. JPMIM, subject to the supervision of Columbia Management, provides day-to-day management of a portion of the Fund’s portfolio, as well as investment research and statistical information, under a subadvisory agreement with Columbia Management. JPMIM was incorporated in 1984 and provides a broad range of investment strategies to meet the diverse requirements of their clients’ investment needs.
The information under the subsection "Portfolio Managers" in the "More Information About the Fund" section is hereby revised to remove the information on AQR as a subadviser and to add the following:
Subadviser: J.P. Morgan Investment Management Inc. (JPMIM)

Portfolio Manager	Title	Role with Fund	Managed Fund Since
Rick I. Singh	Managing Director of JPMIM	Portfolio Manager	February 2022

SUP284_04_008_(12/21)

Mr. Singh joined JPMIM in 2013. Mr. Singh began his investment career in 2000 and earned a B.S. in Commerce from University of Virginia.
Shareholders should retain this Supplement for future reference.
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SUP284_04_008_(12/21)